UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2008

PRESSTEK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17541	02-0415170

(Commission File Number)	(IRS Employer Identification No.)

2 Greenwich Office Park, Suite 300,
Greenwich, Connecticut	06831

(Address of Principal Executive Offices)	(Zip Code)

(203) 485-7523
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01  Other Events

On May 1, 2008, Presstek, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press release of Presstek, Inc. dated May 1, 2008, announcing regain of NASDAQ compliance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC. (Registrant)
Date: May 2, 2008	/s/ Jeffrey Cook
Jeffrey A. Cook Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Presstek, Inc. dated May 1, 2008, announcing regain of NASDAQ compliance.